Where Intelligence Meets Infrastructure® Investor Presentation September 2, 2025

2 Non-GAAP Measures In an effort to provide investors with additional information regarding the Company’s results as determined by accounting principles generally accepted in the United States (“GAAP”), the Company also provides non-GAAP information that management believes is useful to investors. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. Adjusted net income, adjusted net income per diluted share, adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin are non- GAAP measures that the Company presents as performance measures because management uses these measures to evaluate the Company’s underlying performance on a consistent basis across periods and to make decisions about operational strategies. Management also believes these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of the Company’s recurring performance. Net debt and net debt leverage are non-GAAP measures that the Company presents as liquidity measures because management uses them to evaluate its capital management and financial position, and the investment community commonly uses them as measures of indebtedness. Free cash flow is a non-GAAP liquidity measure used to assist management and investors in analyzing the Company’s ability to generate liquidity from its operating activities. The calculations of these non-GAAP measures and reconciliations to GAAP results are included as an attachment to this presentation, which has been posted online at www.muellerwaterproducts.com. The Company does not reconcile forward-looking non-GAAP measures to the comparable GAAP measures, as permitted by Regulation S-K, as certain items, e.g., expenses related to corporate development activities, transactions, pension expenses/(benefits), corporate restructuring and non-cash asset impairment, may have not yet occurred, are out of the Company’s control or cannot be reasonably predicted without unreasonable efforts. Additionally, such reconciliation would imply a degree of precision and certainty regarding relevant items that may be confusing to investors. Such items could have a substantial impact on GAAP measures of the Company's financial performance.

3 Forward-Looking Statements This presentation contains certain statements that may be deemed “forward-looking statements” within the meaning of the federal securities laws. All statements that address activities, events or developments that the Company intends, expects, plans, projects, believes or anticipates will or may occur in the future are forward-looking statements, including, without limitation, statements regarding outlooks, projections, forecasts, expectations, commitments, trend descriptions and the ability to capitalize on trends, value creation, Board of Directors and committee composition plans, long-term strategies and the execution or acceleration thereof, operational improvements, inventory positions, the benefits of capital investments, financial or operating performance, including driving increased margins, operational and commercial initiatives, capital allocation and growth strategy plans, and the demand for the Company’s products. Forward-looking statements are based on certain assumptions and assessments made by the Company in light of the Company’s experience and perception of historical trends, current conditions and expected future developments. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including, without limitation, logistical challenges and supply chain disruptions, geopolitical conditions, including the Israel-Hamas war, public health crises, or other events; inventory and in- stock positions of our distributors and end customers; an inability to realize the anticipated benefits from our operational initiatives, including our large capital investments in Decatur, Illinois, plant closures, and reorganization and related strategic realignment activities; an inability to attract or retain a skilled and diverse workforce, including executive officers, increased competition related to the workforce and labor markets; an inability to protect the Company’s information systems against further service interruption, risks resulting from possible future cybersecurity incidents, misappropriation of data or breaches of security; failure to comply with personal data protection and privacy laws; cyclical and changing demand in core markets such as municipal spending, residential construction, and natural gas distribution; government monetary or fiscal policies; the impact of adverse weather conditions; the impact of manufacturing and product performance; the impact of wage, commodity and materials price inflation; foreign exchange rate fluctuations; the impact of higher interest rates; the impact of warranty charges and claims, and related accommodations; the strength of our brands and reputation; an inability to successfully resolve significant legal proceedings or government investigations; compliance with environmental, trade and anti- corruption laws and regulations; climate change and legal or regulatory responses thereto; changing regulatory, trade and tariff conditions; the failure to integrate and/or realize any of the anticipated benefits of acquisitions or divestitures; an inability to achieve some or all of our goals and commitments in environmental and sustainability programs; and other factors that are described in the section entitled “RISK FACTORS” in Item 1A. of the Company’s most recent Annual Report on Form 10-K and later filings on Form 10-Q, as applicable. Forward-looking statements do not guarantee future performance and are only as of the date they are made. The Company undertakes no duty to update its forward- looking statements except as required by law. Undue reliance should not be placed on any forward-looking statements. You are advised to review any further disclosures the Company makes on related subjects in subsequent Forms 10-K, 10-Q, 8-K and other reports filed with the United States Securities and Exchange Commission.

4 (1) See Q3FY25 earnings release and presentation, and SEC Filings for Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures. (2) Consolidated net sales Information for geography, segments, products and end markets based on FY2024 information and estimates. (3) Water Flow Solutions includes iron gate valves, specialty valves and service brass products. Water Management Solutions includes fire hydrants, repair and installation, natural gas, metering, leak detection, pressure control and software products. (4) See Item 2. Properties in 10-K filing for more information. Water Flow Solutions Water Management Solutions United States Rest of World Geography (2) (% of Consolidated Net Sales) Segments (2,3) (% of Consolidated Net Sales) ≈10% Natural gas utilities and industrial applications 60-65% Repair and replacement of municipal water infrastructure 25-30% Residential construction Brass Products Hydrants & Iron Gate Valves Specialty Valves Technology-Enabled Products (2) (% of Consolidated Net Sales) End Markets (2) (% of Consolidated Net Sales) Canada Highlights (1) $1,397M Net Sales (LTM Q3FY25) $306.9M Adjusted EBITDA (LTM Q3FY25) 18.4% Adj. Operating Income % of Net Sales (LTM Q3FY25) 22.0% Adj. EBITDA % of Net Sales (LTM Q3FY25) $225.1M Cash Flow from Operations (LTM Q3FY25) $172.9M Free Cash Flow (LTM Q3FY25) $78.8M Net Debt (June 30, 2025) 0.3x Net Debt to Adj. EBITDA (June 30, 2025) ≈3,400 Employees Worldwide 10 Manufacturing Facilities (4) 5 R&D Centers (4) Mueller Water Products at a Glance Repair Products

5 Why Invest in Mueller LEADING BRANDS WITH LARGE INSTALLED BASE OF INNOVATIVE INFRASTRUCTURE PRODUCTS AND SOLUTIONS BENEFITING FROM LONG-TERM END MARKET DYNAMICS SUPPORTED BY AGING WATER INFRASTRUCTURE DRIVING OPERATIONAL EXCELLENCE AND EXPANDING CAPABILITIES TO FURTHER EXPAND GROSS MARGINS ENHANCING CUSTOMER EXPERIENCE TO DRIVE GROWTH THROUGH COMPREHENSIVE DISTRIBUTION NETWORK INCREASING MARGINS AND FREE CASH FLOW SUPPORT FUTURE INVESTMENTS AND GROWTH Continued investments in customer experience, product innovation and operational excellence support further net sales growth and margin improvements SUPPORTING STRATEGIC PRIORITIES THROUGH BALANCE SHEET WITH AMPLE CAPACITY, LIQUIDITY AND FLEXIBILITY

6 Sustainability is Part of Mueller’s Rich Legacy as a Leader in Water Infrastructure Solutions, Solving Challenges, Enriching Lives and Safeguarding the Future 2024 ESG Report highlights our ongoing progress to becoming a more sustainable, innovative and impactful organization 2024 Highlights • Successfully identified an estimated 7.7 billion gallons in water loss savings for clients through EchoShore® leak detection since 2020, achieving this milestone three years ahead of our targeted completion date, and set a new goal of identifying a total of 18 billion gallons of water loss by 2029 • Used ~69,900 metric tons of recycled metal vs ~17,700 metric tons of total waste generated • Decreased hazardous waste directed to disposal by 21% year-over-year • Used ~95% recycled metal to produce our products • Reduced Scope 1 and 2 greenhouse gas (GHG) emissions intensity by 1% year- over-year compared with 2023, which is a notable accomplishment given this was the first full year of operation for the new brass foundry EMPLOYEES ENVIRONMENTPRODUCTS COMMUNITIES GOVERNANCE HEALTH AND SAFETY ESG Pillars Read our full 2024 ESG Report at Mueller Water Products External Ratings & Frameworks

7 Strategic Priorities to Drive Growth and Margin Improvement Supported by Purpose-driven Organization STRATEGIC PRIORITIES CONNECTING COMMUNITIES TO WATER, LIFE’S MOST ESSENTIAL RESOURCE, WITH EXCEPTIONAL PEOPLE, SOLUTIONS AND PRODUCTS IMPROVE OPERATIONAL EXCELLENCE AND EXPAND CAPABILITIES ACCELERATE SALES GROWTH THROUGH CUSTOMER EXPERIENCE AND INNOVATION FOSTER CULTURE THROUGH PURPOSE, COLLABORATION, INCLUSION AND EFFECTIVENESS INCREASE MARGINS AND FREE CASH FLOW TO SUPPORT FUTURE INVESTMENTS AND GROWTH PURPOSE CORE VALUES EXECUTE DIGITAL TRANSFORMATION TO DRIVE RESULTS RESPECTSAFETY TRUST INCLUSIONINTEGRITY

Products and Markets

9 History of Innovation for Water Infrastructure www.youtube.com/@Mueller-Water-Products www.muellerwaterproducts.comLearn more about Mueller Water Products

10 Leading Product Positions in Key Product Categories (1) (1) Company estimates based on internal analysis and information from trade associations and distributor networks, where available. (2) Consolidated net sales Information for geography, segments, products and end markets based on FY2024 information and estimates. Fire Hydrants Iron Gate Valves Butterfly Valves Brass Products #1 Product Position A.Y. McDonald ACIPCO DeZURIK Ford Meter Box McWane #1 Product Position #1 Product Position #2 Product Position Broad Portfolio of Products and Solutions With Leading Positions in Key Categories (1) Uniquely Positioned to Address Opportunities with Utilities with Leading Infrastructure Products and Solutions and Large Installed Base Products (2) (% of Consolidated Net Sales) End Markets (2) (% of Consolidated Net Sales) • Water-focused compa y with more than 90% of consolidated net sales associated with water • Leading brands and municipal market specifications • Large installed base of products used by customers for new construction and repair and replacement • Approximately two-thirds of net sales related to repair and replacement activities of utilities • Comprehensive distribution network and strong end-user relationships with end-markets served by limited number of suppliers • Focused on driving best in class customer service supported by in-person and virtual training for end customers and channel partners ≈10% Natural gas utilities and industrial applications 60-65% Repair and replacement of municipal water infrastructure 25-30% Residential construction Brass ProductsHydrants & Iron Gate Valves Specialty Valves Technology-Enabled Repair Products www.youtube.com/@Mueller-Water-Products www.muellerwaterproducts.comLearn more about Mueller Water Products

11 1 Watershed/source water protection 2 Financing for capital improvements 3 Renewal and replacement of aging water infrastructure 4 Long-term drinking water supply availability 5 Financial sustainability • Renewal and replacement of aging water infrastructure had been the top concern for decades, and was displaced in 2024 survey by watershed protection • The scope of workforce and utility financial concerns broadened, as workforce issues replaced aging workforce and financial sustainability was added 2024 Top 10 Concerns Facing Water Sector (1) 6 Public understanding of the value of water systems/services 7 Workforce issues 8 Groundwater management and overuse 9 Drought or periodic water shortages 10 Cybersecurity issues • >50,000 water utilities and >14,000 wastewater utilities in U.S. and Canada (2) • Around 4,400 water utilities, or 9% of the total, serve >80% of the estimated population served (>260M) (2) • Approximately 14% of the U.S. population served by privately owned water systems, including investor-owned utilities (IOU) (3) Water Utilities in North America Market Tier (by population served) # Water Utilities % of Total Utilities Estimated Population Served % of Population Served >100,000 448 0.9% 146.9M 46.8% 10,001 – 100,000 3,960 8.2% 114.4M 36.4% 3,300 – 10,000 4,940 10.2% 29.1M 9.3% <3,300 39,230 80.7% 23.4M 7.5% Distribution of Water Utilities in U.S. (2) (1) 2024 AWWA State of the Water Industry Report (2) Bluefield Research, June 2023, Total Addressable Market for Water & Wastewater Utilities. (3) Bluefield Research, 2019, U.S. Private Water Utilities Report. Down the Water Funding. Water Utilities Are Facing Many Challenges

12 Aging Pipe Infrastructure and Water Main Breaks Utah State Study on Water Main Break Rates (1) • Surveyed more than 800 water utilities with nearly 400,000 miles of water mains in the U.S. and Canada, representing approximately 17% of the estimated total length • Experience ≈260,000 water main breaks annually, which represent ≈$2.6 billion annually in maintenance and repair costs • Distribution pipes (12 in. and smaller) represent 86% of water mains with overall failure rates of 13.3 breaks/(100 miles-year) • 90% of installed or in-service water mains combination of PVC (29%), ductile iron (27%), cast iron (23%), asbestos cement (11%) • A total of 19.4% of installed water mains are beyond their useful lives, representing approximately 452,000 miles of pipe • More concerning is the breakage rates of cast iron and asbestos cement pipe, which make up 33% of the installed water mains in the U.S. and Canada − 86% of cast iron pipes are more than 50 years old and have overall failure rates of 28.6 breaks/(100 miles-year) − 41% of asbestos cement pipes are more than 50 years old and have overall failure rates of 10.3 breaks/(100 miles-year) (1) Utah State University, “Water Main Break Rates in the USA and Canada: A Comprehensive Study.“ December 2023, Professor Steven L. Barfuss, P.E. Distribution pipes are 12 inches or less in diameter. (2) Utah State University. “Water Main Break Rates in the USA and Canada: A Comprehensive Study,” March 2018, Steven Folkman. 13.3 Distribution pipe breaks per 100 miles per year (1) <1% replacement rate for pipe (2) 2.3 million miles of drinking water pipes in U.S. (1) 19% of installed water mains beyond useful life (1) 53 years Average age of failing water mains (1) 260,000 Pipe failures per year, or >700 per day (1)

13 Historical Underinvestment in Aging Water Infrastructure Has Created Significant Funding Deficit (1) RAND Corporation 2017 Report titled “Not Everything is Broken.” (2) Bluefield Research report titled “Non-Revenue Water: U.S. Municipal Utility Water Losses, Costs, and Trends” published April 2025 (3) Bureau of Labor Statistics. (4) Securities Industry and Financial Markets Association (SIFMA) as of July 30, 2025. (5) Bluefield Research, May 2022, The Infrastructure Investment and Jobs Act: Breaking Down the Water Funding. (6) ASCE: 2025 Report Card for America’s Infrastructure (7) American Society of Civil Engineers. Bridging the Gap: The Power of Investment in Water. May 2024. Sources of Funding for U.S. Utilities • For U.S. utilities, 96% of funding at state/local government level (1) − Water losses cost U.S. Utilities roughly $6.4B annually in unrealized revenue for drinking water utilities, as nearly 20% of treated water in the U.S. is lost before it can generate revenue (2) − CPI for water and sewerage maintenance, which has historically exceeded CPI for all items and other utilities, including natural gas, electricity, and postage, increased 5.2% y/y in calendar 2024 following a 4.7% y/y increase in calendar 2023 (3) − U.S. municipal bond issuance increased 33% y/y in calendar 2024 to $514 billion, with a 17.8% increase in issuance for YTD July 2025 period (4) − U.S. Federal government provides incentives for water utility projects through Drinking Water and Clean Water State Revolving Funds (DWSRF + CWSRF) and Water Infrastructure Finance and Innovation Act (WIFIA) administered by the Environmental Protection Agency (EPA) • Infrastructure Investment and Jobs Act (“IIJA” or “Infrastructure Bill”), signed Nov. 15, 2021, includes $55 billion of new funding dedicated to water, wastewater and stormwater infrastructure (5) − Represents highest level of federal spending in inflation-adjusted dollars since the mid-1970s − $55 billion includes $15 billion for lead service line (LSL) replacements and $10 billion to help address emerging contaminants (i.e., PFAS) − Existing state revolving funds (drinking water and clean water) are primary ways for funding to get allocated to projects − Emphasis on directing funds towards small and disadvantaged communities either as grants or forgivable loans − Increases domestic procurement requirements, known as “Build America, Buy America" (BABA), from 55% to 75% over 8-years • ASCE grade for drinking water infrastructure is C- and grade for wastewater infrastructure is D+ (6) • Even if incremental IIJA funding establishes new capital investment baseline, annual investment gap will still grow to $146 billion by 2043 (7) • Should funding revert to pre-IIJA levels after 2026, the annual investment gap would grow to $161 billion by 2043 (7) Funding Gap Scenario: IIJA Spending Levels Remain Constant ($M) 2024 investment gap: $91 billion 2043 investment gap: $146 billion

14 Water Utilities Required to Address Lead in Water • EPA estimates 9.2 million LSLs in the U.S., U.S. territories, Puerto Rico, and DC, and estimated cost to replace LSLs ranges from $50 billion to $80 billion (in 2021 dollars) • Top 10 states are FL, IL, OH, PA, TX, NY, TN, WI, NC, NJ with >300,000 each Distribution of Lead Service Lines (LSLs) (1) • Presence of lead in drinking water, which can cause severe health consequences for consumers, is typically generated by lead-based pipelines • Lead and Copper Rule (LCR), initially established in 1991, with revisions in 2007, enhanced awareness, treatment, LSL replacement and monitoring • 2021 Lead and Copper Rule Revisions (LCRR) required water systems to submit initial lead service line inventories to their State by Oct. 16, 2024 • Water systems expected to transition to the final Lead and Copper Rule Improvements (LCRI) starting Nov. 1, 2027, including updating inventories and preparing a service line replacement plans to replace all LSLs over a 10-year period Lead Service Line (LSL) Replacement Background (1) (1) U.S. EPA website at Lead and Copper Rule Improvements | US EPA, final-lcri-drinking-water-community-webinar-11_14_24_final_508-v2_1.pdf and U.S. EPA 7th Drinking Water Infrastructure Needs Survey and Assessment. September 2023

15 Technology-Enabled Products and Solutions Help Address Critical Needs for Water Utilities ControlMonitor Manage Optimize Mueller’s Product Offerings Aging Infrastructure Non-Revenue Water Climate Change Population Shifts Water Scarcity Aging Workforce Consumer Awareness Digitization Challenges Facing Water Utilities Urbanization Fixed Leak Detection and Pipe Condition Assessment Metering Pressure Monitoring and Control “Bluefield projects digital water spending in U.S. and Canada to grow at an 8.4% CAGR (2024 to 2033), highlighting the increasing reliance on digital solutions to manage water infrastructure more efficiently.” (1) Bluefield Research, August 2024 (1) Bluefield Research, August 2024, “U.S. & Canada Digital Water Market Outlook. Key Drivers, Competitive Shifts, and Forecasts, 2024–2033”

16 Water Distribution Asset Management Technology to Monitor and Detect Emerging Leaks Before They Become Catastrophes • Goal to identify a total of 18 billion gallons of water loss from EchoShore® leak detection technology between 2020 and 2029 • Since 2020, enabled our clients to identify an estimated 7.7 billion gallons of water loss EchoShore®-DX system Supported by Sentryx Water Intelligence platform Pipe Condition Assessment Using ePulse® • Leak detection technologies used in a variety of ways to get actionable data on the structural integrity of pipes to estimate remaining pipe life and prioritize pipe replacement • Fixed leak detection systems constantly monitor and detect emerging leaks before they surface on distribution mains • For customers, these tools extend asset life, mitigate water loss, prevent catastrophic customer disruptions, and plan for the most cost-effective repair and replacement of pipe • Mueller’s technology incorporates artificial intelligence and machine learning tools and a dedicated Analysis team to deliver reliable leak alerts and accurately locate leaks, so utilities can save time in their investigation and repair work East Point Case Study Video https://vimeo.com/953167186/2aaefebf5a?share=copy EchoShore® Leak Monitoring Supported by SentryxTM

17 Large Capital Investments Supporting Operational Improvements and Expanding Capabilities • Benefits include accelerating product development, driving operational efficiencies, reducing duplicative expenses, expanding capabilities for American-made products and advancing sustainability goals • Capital expenditures as a percentage of consolidated net sales below 4% of net sales, after a multi-year period with capital expenditures above 4% of net sales, which was mainly driven by large capital projects, including: − Opened new state-of-the-art brass foundry in Decatur, IL − Consolidated 5 facilities into new facility in Kimball, TN − Expanded large casting capabilities at existing gate valve facility in Chattanooga, TN Brass Foundry • Replaced century-old facility with new state-of-the-art facility, located in Decatur, IL, using a new lead-free brass alloy Specialty and Large Valve Manufacturing • Consolidated 5 facilities into new facility in Kimball, TN, and expanded capabilities at valve facility in Chattanooga, TN • Increase capacity • Expand product development capabilities • Support sustainability goals with lower energy usage, reduced waste and enhanced safety • Increase capacity • Expand domestic manufacturing capabilities • Support increased demand for “Build America, Buy America” products Be ne fit s Be ne fit s

Financial Performance

19 • Achieved impressive quarter, setting new records for consolidated net sales, gross margin and adjusted EBITDA • Gross margin exceeded 38% (+150 bps. y/y, +320 bps. q/q) with teams capitalizing on higher-than-expected order levels and driving manufacturing efficiencies, despite challenges posed by recently enacted tariffs • Achieved third-quarter records for adj. EBITDA and adj. Net Income per Diluted Share • Generated $56M of Free Cash Flow, after investing $12M in capital expenditures, and returned $20M to shareholders through quarterly dividend and share repurchases • On track for record annual results for the second consecutive year, and raising our annual guidance for 2025 net sales and adjusted EBITDA • Successful execution of commercial, supply chain and operational initiatives effectively mitigating impact of enacted tariffs and enhancing manufacturing efficiencies Highlights (Q3 FY2025) (1) See Appendix for reconciliation of non-GAAP measures (Adjusted EBITDA, Adjusted Net Income per Diluted Share, Free Cash Flow) to their corresponding GAAP measures. Q3 Fiscal 2025 (1) (y/y or bps. vs. Fiscal 2024) Net Sales $380.3M +6.6% Gross Margin Adjusted EBITDA $86.4M +1.4% Free Cash Flow $55.7M -$19.4M Adjusted Net Income per Diluted Share $0.34 +6.3% YTD $1,048.9M +8.5% 35.9% -10 bps. $234.4M +10.5% $0.93 +25.7% $103.0M -$18.5M 38.3% +150 bps.

20 $356.7 $380.3 Q3 FY2024 Q3 FY2025 $67.0 $73.7 Q3 FY2024 Q3 FY2025 $85.2 $86.4 Q3 FY2024 Q3 FY2025 $131.4 $145.7 Q3 FY2024 Q3 FY2025 Net Sales ($M) Adj. EBITDA ($M) % of Net Sales Gross Profit ($M) % of Net Sales Adj. Net Income per Diluted Share +10.9% y/y +150 bps. +1.4% y/y -120 bps 38.3% 22.7%23.9% +6.3% y/y +$0.02 36.8% Consolidated Results (Q3 FY2025) +6.6% y/y • Achieved new quarterly record for net sales surpassing strong Q3 FY2024 • 6.6% y/y increase primarily due to higher volumes and pricing across most product lines • Increases in net sales at both segments with WFS +4.1% y/y and WMS +10.2% y/y • Increased 150 bps. y/y driven by manufacturing efficiencies and increased volumes, which more than offset impact of higher tariffs • Excluding tariffs, mainly associated with specialty valves and repair products, price/cost was favorable • 320 bps. sequential increase reflects volume growth, price actions taken prior to the tariff announcements and ongoing manufacturing efficiencies, including those stemming from closure of legacy brass foundry • Adj. EBITDA increased $1.2M y/y driven by manufacturing efficiencies, volume growth and lower amortization expense, partially offset by unfavorable foreign currency and higher tariffs • Adj. EBITDA margin 24.7% (+80 bps. y/y), excluding $7.7M unfavorable foreign currency impact to SG&A in the quarter • Increased adjusted net income per diluted share by 6.3% y/y to $0.34 compared with the prior year, setting a new third-quarter record • Net interest expense decreased $1.1M y/y to $1.7M reflecting higher interest income (1) See Appendix for reconciliation of non-GAAP measures to their corresponding GAAP measures.

21 Mitigating Tariff Impacts with Targeted Price Actions and Supply Chain and Operational Initiatives Flow of Goods Products Tariff Exposure China to U.S. Specialty Valve (parts and components for products assembled in U.S.) U.S. Reciprocal at 10% IEEPA at 20% (1) Israel to U.S. Repair (finished goods) U.S. Section 232 at 50% U.S. Reciprocal at 10% (2) Rest of World to U.S. All Products (including Specialty Valve and Repair Products) U.S. Section 232 U.S. Reciprocal Rest of World (3) (1) IEEPA = International Emergency Economic Powers Act. (2) Israel reciprocal tariff will increase from 10% to 15% effective August 7, 2025. (3) Includes all countries outside of China. Rest of World rate based on specific tariff schedules. Summary of Currently Enacted Tariff Impacts (As of August 4, 2025) (1) • Achieved record quarterly gross margin with >300 bps. improvement vs. Q2 • Seeing benefits from ongoing investments in business with improved performance and enhanced customer experience, contributing to healthy order levels compared with prior year • Newly enacted tariffs phased in during Q3, leading to unfavorable price/cost; however, the impact lower than initial expectations • Updated estimate for annualized tariff impact decreased to approximately 3% to 4% of cost of sales, mainly due to reduced China-related tariffs and supply chain initiatives (does not include any potential copper-related tariff impacts) • Implemented targeted pricing actions for specialty valve and repair products and continue to expect to see benefits starting in Q4 • Teams continue to execute supply chain and operational initiatives to help mitigate tariffs • Working closely with suppliers, channel partners and end customers to monitor situation; remain prepared to take additional price actions to offset higher input costs, as needed (1) Provided with Q3FY25 earnings presentation on August 5, 2025.

22 Free Cash Flow (YTD Q3 FY2025) • Generated $135.8M of net cash provided by operating activities for the nine-month period, $13.7M below prior year period − Decrease primarily driven by changes in working capital, including decreases in other current liabilities, partially offset by higher net income compared with the prior year period • Invested $32.8M in capital expenditures through first nine months ended Q3 compared with $28.0M in the prior year period − $4.8M y/y increase was primarily driven by investments in our iron foundries • Generated $103.0M of free cash flow for the nine- month period, $18.5M below prior year − Achieved 71% free cash flow as % of adjusted net income, in line with expectations ($32.4) ($28.0) ($32.8) $52.5 $149.5 $135.8 $20.1 $121.5 $103.0 YTD Q3 FY2023 YTD Q3 FY2024 YTD Q3 FY2025 $ in M ill io ns Cash provided by (used in) operating activities Capital expenditures Free cash flow (1) See Appendix for reconciliation of non-GAAP measures to their corresponding GAAP measures.

23 Credit Rating Debt Structure Debt Maturities Financial Covenants • $450M of 4.0% Senior Notes (mature June 2029) • Asset based lending agreement (“ABL”) provides up to $175M revolving credit facility subject to borrowing base (SOFR + 10 bps. + 150 to 175 bps.) with none outstanding (matures March 2029) • No financial maintenance covenants on 4.0% Senior Notes • ABL not subject to any financial maintenance covenants unless excess availability is less than the greater of $17.5M and 10% of the Loan Cap; consolidated Fixed Charge Ratio permitted to be <1x unless threshold is triggered Net Debt Leverage & Liquidity • $78.8M net debt with total debt of $450.8M and total cash of $372.0M as of June 30, 2025 (1) • Net debt leverage at 0.3x as of June 30, 2025 • No debt financing repayments prior to June 2029 • $535.0M of total liquidity, including $163.0M of availability under the ABL as of June 30, 2025 (1) 4.0% Senior Notes include $2.7M of deferred financing costs. $0 $0 $0 $0 $450 $0 $100 $200 $300 $400 $500 FY2025 FY2026 FY2027 FY2028 FY2029 FY E $ in m ill io ns No debt financing repayments prior to June 2029 Ample capacity, liquidity and flexibility to support our strategic priorities, including acquisitions • Moody’s: Ba1 Corporate and Notes Ratings, Stable Outlook • S&P: BB Corporate and Notes Ratings, Positive Outlook Strong Balance Sheet and Liquidity

24 FY2025 Outlook (1) • Increased net sales expectations to be between $1,405M and $1,415M (+6.9% to +7.6% y/y) − $15M increase vs. prior guidance, at the midpoint of the range, reflects Q3 performance, as well as current expectations for end market demand, orders and price realization • Increased adjusted EBITDA expectations to be between $318M and $322M (+11.7% to +13.1% y/y) − $7.5M increase vs. prior guidance, at the midpoint of the range, reflects Q3 performance, lower expected tariffs, targeted price actions associated with tariffs and continued manufacturing efficiencies* − Achieves 22.7% adjusted EBITDA margin, at the midpoint of the range, reflecting 100 bps. y/y improvement • Updated expectations for total SG&A expenses primarily to reflect the impact of unfavorable foreign currency recognized in Q3 (assuming no impact from foreign currency fluctuations in Q4) • Maintained free cash flow expectations >80% of adjusted net income, including $50M to $52M of capital expenditures for the year, as we continue investing in our future growth and operational efficiencies, including investments in our iron foundries (1) Provided with Q3FY25 earnings press release on August 4, 2025. (2) Pension expense other than service expected to be a $0.2M benefit to adjusted EBITDA in FY2025 vs. $4.0M expense in FY2024. (3) Total SG&A expenses assume no impact from foreign currency fluctuations in Q4FY25. In 2025, annual amortization expense will decrease by approximately $18M due to customer relationship intangibles from 2005 becoming fully amortized. Fiscal 2025 Metrics (1) Consolidated Net Sales (y/y Growth) $1,405M to $1,415M (+6.9% to +7.6%) Adjusted EBITDA (2) (y/y Growth) $318M to $322M (+11.7% to +13.1%) Total SG&A Expenses (3) $245M to $247M Net Interest Expense $7.5M to $8M Effective Income Tax Rate 25% to 26% Depreciation and Amortization (3) $45M to $46M Capital Expenditures $50M to $52M Free Cash Flow % of Adjusted Net Income >80% * NOTE: Tariff exposure as of August 4, 2025.

25 Balanced and Disciplined Capital Allocation • Disciplined capital investments in operations – Capital expenditures as % of consolidated net sales below 4% of net sales, after a multi-year period with capital expenditures above 4% of net sales, which was mainly driven by large capital projects • Targeted approach to acquisitions – Expand product portfolio, leverage distribution network and manufacturing capabilities • Continued return of cash to shareholders through quarterly dividend and share repurchases – Paid quarterly dividend since becoming a publicly-traded company – Increased quarterly dividend 10 times since FY14 – Allocated $85M to share repurchases since FY19, including $15M in FY25, and have $65M remaining authorization on share repurchase program as of June 30, 2025 Shareholders 43% Balance Sheet* 6% Strategic Investments* 51% $252M to Shareholders - $182M dividends - $70M share repurchases 5-Year Cash Allocation (FY20-FY24)* $305M to Strategic Investments - $280M capital expenditures - $25M acquisitions * 5-year period includes FY20, FY21, FY22, FY23, FY24; Strategic Investments includes consolidated capital expenditures and cash paid for acquisitions of Pratt Industrial JV and i2O Water (excludes proceeds from sales of assets); Balance Sheet includes debt retirement and $22M payment for Walter Tax Settlement). Capital Allocation Priorities Balanced approach to capital allocation to strengthen and grow the business through capital investments and bolt-on acquisitions while continuing to return cash to shareholders

26 Investment Highlights LEADING BRANDS WITH LARGE INSTALLED BASE OF INNOVATIVE INFRASTRUCTURE PRODUCTS AND SOLUTIONS BENEFITING FROM LONG-TERM END MARKET DYNAMICS SUPPORTED BY AGING WATER INFRASTRUCTURE DRIVING OPERATIONAL EXCELLENCE AND EXPANDING CAPABILITIES TO FURTHER EXPAND GROSS MARGINS ENHANCING CUSTOMER EXPERIENCE TO DRIVE GROWTH THROUGH COMPREHENSIVE DISTRIBUTION NETWORK INCREASING MARGINS AND FREE CASH FLOW SUPPORT FUTURE INVESTMENTS AND GROWTH Continued investments in customer experience, product innovation and operational excellence support further net sales growth and margin improvements SUPPORTING STRATEGIC PRIORITIES THROUGH BALANCE SHEET WITH AMPLE CAPACITY, LIQUIDITY AND FLEXIBILITY

Supplemental Data

28 Historical Financial Performance • Achieved record levels for consolidated net sales, adjusted EBITDA and adjusted EBITDA margin in FY24 − Increased consolidated net sales and adjusted EBITDA at 6.3% and 7.5% CAGR, respectively, over last 5 years $916 $968 $964 $1,111 $1,247 $1,276 $1,315 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 FY18 FY19 FY20 FY21 FY22 FY23 FY24 $180 $198 $191 $204 $195 $202 $285 $0 $50 $100 $150 $200 $250 $300 $350 $400 FY18 FY19 FY20 FY21 FY22 FY23 FY24 NOTE: See SEC Filings for Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures. 5-year period includes FY20, FY21, FY22, FY23, FY24. (1) Adjusted EBITDA excludes other charges of $19.7M in FY18, $43.3M in FY19, $13.2M in FY20, $25.7M in FY21, $18.5M in FY22, $15.9M in FY23 and $42.4M in FY24. Consolidated Net Sales $ in Millions Consolidated Adj. EBITDA (1) $ in Millions

29 Historical Free Cash Flow • Over the past 5 years, generated $697M in cash provided by operating activities and delivered $417M of Free Cash Flow after investing $280M in capital expenditures • In fiscal 2024… − Achieved record level of cash flow in FY2024 − Increased net cash provided by operating activities by $130M y/y to $239M, primarily due to improvements in working capital and higher net income − Invested $47.4M in capital expenditures − Increased free cash flow $130M to $191M compared with prior year period − Delivered 127.4% free cash flow as % of adjusted net income, exceeding expectations ($86.6) ($67.7) ($62.7) ($54.7) ($47.6) ($47.4) $92.5 $140.3 $156.7 $52.3 $109.0 $238.8 $5.9 $72.6 $94.0 ($2.4) $61.4 $191.4 FY19 FY20 FY21 FY22 FY23 FY24 $ in M ill io ns Cash provided by operating activities Capital expenditures Free cash flow NOTE: See SEC Filings for Reconciliation of Non-GAAP to GAAP Performance Measures.

30 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) (1) Strategic reorganization and other charges primarily relate to expenses associated with our leadership transition and certain transaction-related expenses. (2) The income tax expense of adjusting items reflects an effective tax rate of 27.1% and may be subject to rounding. Three months ended June 30, 2025 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 216.6 $ 163.7 $ — $ 380.3 Gross profit $ 83.8 $ 61.9 $ — $ 145.7 Selling, general and administrative expenses 23.3 31.6 16.1 71.0 Strategic reorganization and other charges (1) — 0.2 0.8 1.0 Operating income (loss) $ 60.5 $ 30.1 $ (16.9) $ 73.7 Operating margin 27.9% 18.4% 19.4 % Capital expenditures $ 5.3 $ 6.4 $ — $ 11.7 Net income $ 52.5 Net income margin 13.8 % Reconciliation of non-GAAP to GAAP performance measures: Net income $ 52.5 Strategic reorganization and other charges (1) 1.0 Income tax expense of adjusting items (2) (0.3) Adjusted net income $ 53.2 Weighted average diluted shares outstanding 157.4 Net income per diluted share $ 0.33 Strategic reorganization and other charges per diluted share (1) 0.01 Income tax expense of adjusting items per diluted share (2) — Adjusted net income per diluted share $ 0.34

31 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) (1) Strategic reorganization and other charges primarily relate to expenses associated with our leadership transition and certain transaction-related expenses. (2) The income tax expense of adjusting items reflects an effective tax rate of 27.1% and may be subject to rounding. (3) The Company does not allocate interest or income taxes to its segments. Three months ended June 30, 2025 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 52.5 Income tax expense (3) 19.5 Interest expense, net (3) 1.7 Operating income (loss) $ 60.5 $ 30.1 $ (16.9) 73.7 Strategic reorganization and other charges (1) — 0.2 0.8 1.0 Adjusted operating income (loss) 60.5 30.3 (16.1) 74.7 Depreciation and amortization 6.6 5.0 0.1 11.7 Adjusted EBITDA $ 67.1 $ 35.3 $ (16.0) $ 86.4 Adjusted operating margin 27.9% 18.5% 19.6 % Adjusted EBITDA margin 31.0% 21.6% 22.7 % Adjusted EBITDA $ 67.1 $ 35.3 $ (16.0) $ 86.4 Three prior quarters' adjusted EBITDA 158.6 105.7 (43.8) 220.5 Trailing twelve months' adjusted EBITDA $ 225.7 $ 141.0 $ (59.8) $ 306.9 Reconciliation of net debt to total debt (end of period): Current portion of long-term debt $ 1.0 Long-term debt 449.8 Total debt 450.8 Less cash and cash equivalents 372.0 Net debt $ 78.8 Debt leverage (debt divided by trailing twelve months' adjusted EBITDA) 1.5x Net debt leverage (net debt divided by trailing twelve months' adjusted EBITDA) 0.3x Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 67.4 Less capital expenditures 11.7 Free cash flow $ 55.7

32 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) (1) Strategic reorganization and other charges primarily relate to non-cash asset impairment, expenses associated with our leadership transition, severance and certain transaction-related expenses. (2) The income tax expense of adjusting items reflects an effective tax rate of 25.2% and may be subject to rounding. Three months ended June 30, 2024 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 208.1 $ 148.6 $ — $ 356.7 Gross profit $ 81.9 $ 49.5 $ — $ 131.4 Selling, general and administrative expenses 24.1 22.6 14.8 61.5 Strategic reorganization and other charges (1) — 1.4 1.5 2.9 Operating income (loss) $ 57.8 $ 25.5 $ (16.3) $ 67.0 Operating margin 27.8% 17.2% 18.8 % Capital expenditures $ 6.2 $ 6.0 $ — $ 12.2 Net income $ 47.3 Net income margin 13.3 % Reconciliation of non-GAAP to GAAP performance measures: Net income $ 47.3 Strategic reorganization and other charges (1) 2.9 Income tax expense of adjusting items (2) (0.7) Adjusted net income $ 49.5 Weighted average diluted shares outstanding 156.7 Net income per diluted share $ 0.30 Strategic reorganization and other charges per diluted share (1) 0.02 Income tax expense of adjusting items per diluted share (2) — Adjusted net income per diluted share $ 0.32

33 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Three months ended June 30, 2024 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 47.3 Income tax expense (3) 15.9 Interest expense, net (3) 2.8 Pension expense other than service (3) 1.0 Operating income (loss) $ 57.8 $ 25.5 $ (16.3) 67.0 Strategic reorganization and other charges (1) — 1.4 1.5 2.9 Adjusted operating income (loss) 57.8 26.9 (14.8) 69.9 Pension expense other than service (3) — — (1.0) (1.0) Depreciation and amortization 9.1 7.1 0.1 16.3 Adjusted EBITDA $ 66.9 $ 34.0 $ (15.7) $ 85.2 Adjusted operating margin 27.8% 18.1% 19.6 % Adjusted EBITDA margin 32.1% 22.9% 23.9 % Adjusted EBITDA $ 66.9 $ 34.0 $ (15.7) $ 85.2 Three prior quarters' adjusted EBITDA 135.7 86.9 (40.2) 182.4 Trailing twelve months' adjusted EBITDA $ 202.6 $ 120.9 $ (55.9) $ 267.6 Reconciliation of net debt to total debt (end of period): Current portion of long-term debt $ 0.7 Long-term debt 448.2 Total debt 448.9 Less cash and cash equivalents 243.3 Net debt $ 205.6 Debt leverage (debt divided by trailing twelve months' adjusted EBITDA) 1.7x Net debt leverage (net debt divided by trailing twelve months' adjusted EBITDA) 0.8x Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 87.3 Less capital expenditures 12.2 Free cash flow $ 75.1 (1) Strategic reorganization and other charges primarily relate to non-cash asset impairment, expenses associated with our leadership transition, severance and certain transaction-related expenses. (2) The income tax expense of adjusting items reflects an effective tax rate of 25.2% and may be subject to rounding. (3) The Company does not allocate interest, income taxes or pension amounts other than service to its segments.

34 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) (1) Gross profit includes $4.1M in Inventory and other asset write-downs associated with the closure of our legacy brass foundry in Decatur, Illinois. (2) Strategic reorganization and other charges primarily relate to expenses associated with our leadership transition, non-cash asset impairment and certain transaction-related expenses. (3) The income tax expense of adjusting items reflects an effective tax rate of 25.0% and may be subject to rounding. Nine months ended June 30, 2025 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 607.4 $ 441.5 $ — $ 1,048.9 Gross profit (1) $ 215.9 $ 160.8 $ — $ 376.7 Selling, general and administrative expenses 65.0 71.5 44.1 180.6 Strategic reorganization and other charges (2) 1.0 0.6 3.5 5.1 Operating income (loss) $ 149.9 $ 88.7 $ (47.6) $ 191.0 Operating margin 24.7% 20.1% 18.2 % Capital expenditures $ 15.8 $ 17.0 $ — $ 32.8 Net income $ 139.1 Net income margin 13.3 % Reconciliation of non-GAAP to GAAP performance measures: Net income $ 139.1 Strategic reorganization and other charges (2) 5.1 Inventory and other asset restructuring write-down 4.1 Income tax expense of adjusting items (3) (2.3) Adjusted net income $ 146.0 Weighted average diluted shares outstanding 157.5 Net income per diluted share $ 0.88 Strategic reorganization and other charges per diluted share (2) 0.03 Inventory and other asset restructuring write-down per diluted share 0.03 Income tax expense of adjusting items per diluted share (3) (0.01) Adjusted net income per diluted share $ 0.93

35 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Nine months ended June 30, 2025 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 139.1 Income tax expense (4) 46.4 Interest expense, net (4) 5.6 Pension benefit other than service (4) (0.1) Operating income (loss) $ 149.9 $ 88.7 $ (47.6) 191.0 Strategic reorganization and other charges (2) 1.0 0.6 3.5 5.1 Inventory and other asset restructuring write-down 4.1 — — 4.1 Adjusted operating income (loss) 155.0 89.3 (44.1) 200.2 Pension benefit other than service (4) — — 0.1 0.1 Depreciation and amortization 19.0 15.0 0.1 34.1 Adjusted EBITDA $ 174.0 $ 104.3 $ (43.9) $ 234.4 Adjusted operating margin 25.5% 20.2% 19.1 % Adjusted EBITDA margin 28.6% 23.6% 22.3 % Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 135.8 Less capital expenditures 32.8 Free cash flow $ 103.0 (1) Gross profit includes $4.1M in Inventory and other asset write-downs associated with the closure of our legacy brass foundry in Decatur, Illinois. (2) Strategic reorganization and other charges primarily relate to expenses associated with our leadership transition, non-cash asset impairment and certain transaction-related expenses. (3) The income tax expense of adjusting items reflects an effective tax rate of 25.0% and may be subject to rounding. (4) The Company does not allocate interest, income taxes or pension amounts other than service to its segments.

36 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Nine months ended June 30, 2024 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 555.2 $ 411.3 $ — $ 966.5 Gross profit $ 205.7 $ 142.4 $ — $ 348.1 Selling, general and administrative expenses 67.9 71.4 42.8 182.1 Strategic reorganization and other charges (1) 0.2 1.4 11.1 12.7 Operating income (loss) $ 137.6 $ 69.6 $ (53.9) $ 153.3 Operating margin 24.8% 16.9% 15.9 % Capital expenditures $ 16.1 $ 11.9 $ — $ 28.0 Net income $ 105.9 Net income margin 11.0 % Reconciliation of non-GAAP to GAAP performance measures: Net income $ 105.9 Strategic reorganization and other charges (1) 12.7 Income tax expense of adjusting items (2) (3.0) Adjusted net income $ 115.6 Weighted average diluted shares outstanding 156.6 Net income per diluted share $ 0.68 Strategic reorganization and other charges per diluted share (1) 0.08 Income tax expense of adjusting items per diluted share (2) (0.02) Adjusted net income per diluted share $ 0.74 (1) Strategic reorganization and other charges primarily relate to expenses associated with our leadership transition, certain transaction-related expenses, cybersecurity incidents expense, non-cash asset impairment and severance. (2) The income tax expense of adjusting items reflects an effective tax rate of 23.8% and may be subject to rounding.

37 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) (1) Strategic reorganization and other charges primarily relate to expenses associated with our leadership transition, certain transaction-related expenses, cybersecurity incidents expense, non-cash asset impairment and severance. (2) The income tax expense of adjusting items reflects an effective tax rate of 23.8% and may be subject to rounding. (3) The Company does not allocate interest, income taxes or pension amounts other than service to its segments. Nine months ended June 30, 2024 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 105.9 Income tax expense (3) 33.1 Other expense 1.6 Interest expense, net (3) 9.7 Pension expense other than service (3) 3.0 Operating income (loss) $ 137.6 $ 69.6 $ (53.9) 153.3 Strategic reorganization and other charges (1) 0.2 1.4 11.1 12.7 Adjusted operating income (loss) 137.8 71.0 (42.8) 166.0 Pension expense other than service (3) — — (3.0) (3.0) Depreciation and amortization 28.2 20.8 0.2 49.2 Adjusted EBITDA $ 166.0 $ 91.8 $ (45.6) $ 212.2 Adjusted operating margin 24.8% 17.3% 17.2 % Adjusted EBITDA margin 29.9% 22.3% 22.0 % Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 149.5 Less capital expenditures 28.0 Free cash flow $ 121.5